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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report July 9, 2003
                                          ------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      1-15827                 38-3519512
         --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

 17000 Rotunda Drive, Dearborn, Michigan                            48120
 ---------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------






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ITEM 5.   OTHER EVENTS.

         On July 9, 2003, we issued a press release reporting that our Board of Directors had declared a cash dividend. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.     Description
-----------     -----------

99.1            Press release dated July 9, 2003


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VISTEON CORPORATION




Date:  July 9, 2003                    By:  /s/ Stacy L. Fox
                                           --------------------------------
                                           Stacy L. Fox
                                           Senior Vice President,
                                           General Counsel and Secretary






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                                      -4-




                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

Exhibit 99.1                          Press Release dated
                                      July 9, 2003